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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-23669


                        SUPPLEMENT TO THE PROSPECTUS OF
                   MORGAN STANLEY DEAN WITTER STRATEGIST FUND
                           DATED SEPTEMBER 29, 2000


     The second paragraph under the section of the Prospectus entitled "FUND MANAGEMENT" is hereby replaced by the following:


   Mark Bavoso is the Fund's primary portfolio manager responsible for overall asset allocation and investment of the equity portion of the Fund's portfolio. Mr. Bavoso is a Managing Director of the Investment Manager and has been the primary portfolio manager of the Fund since January 1994; Mr. Bavoso has been managing portfolios with the Investment Manager for over five years. Angelo Manioudakis and Charles Moon have been the primary portfolio managers responsible for managing the fixed-income portion of the Fund's portfolio since February 2001. Mr. Manioudakis is a Principal of the Investment Manager and of Miller Anderson & Sherrerd LLP ("MAS"), an affiliate of the Investment Manager, and has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. Moon is a Vice President of the Investment Manager and MAS (since 1999) and prior thereto was a Vice President and Global Banks Analyst for Citigroup (1993-1999).



     February 1, 2001